UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 16, 2020
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37603	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

40 Marcus Drive, Melville, New York	11747
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (631) 760-8100

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company x
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.03	Bankruptcy or Receivership.
Chapter 11 Filing
As previously disclosed, on March 20, 2020 (the “Petition Date”), BioRestorative Therapies, Inc. (the “Company”) filed a voluntary petition commencing a case under chapter 11 of title 11 of the U.S. Code (the “Chapter 11 Case”) in the United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”).
Effectiveness of Amended Joint Plan of Reorganization
As previously disclosed, on August 7, 2020, the Company and Auctus Fund, LLC (“Auctus”), the Company’s largest unsecured creditor, and a shareholder, as of the Petition Date, filed an Amended Joint Plan of Reorganization of BioRestorative Therapies, Inc. and Auctus Fund, LLC, dated August 7, 2020 (the “Plan”), and on October 30, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan, as amended.  Amendments to the Plan are reflected in the Confirmation Order.  On November 16, 2020 (the “Effective Date”), the Plan became effective.
Pursuant to the Plan, as amended and confirmed by the Confirmation Order, the following has occurred:
(i) Auctus has provided $3,500,000 in funding to the Company (the “Initial Auctus Funding”) and is to provide, subject to certain conditions, additional funding to the Company in an amount equal to $3,500,000, less the sum of the debtor-in-possession loans made to the Company by Auctus during the Chapter 11 Case (inclusive of accrued interest)  (the “DIP Obligation”) (approximately $1,200,000 as of the Effective Date) and the costs incurred by Auctus as the debtor-in-possession lender (the “DIP Costs”).  In addition, four other persons and entities (collectively, the “Other Lenders”) who held allowed general unsecured claims have provided funding to the Company in the aggregate amount of approximately $348,000 (the “Other Funding” and together with the Initial Auctus Funding, the “Funding”).  In consideration of the Funding, the Company has issued the following:
(a) secured convertible promissory notes of the Company (each, a “Secured Convertible Note”) in the principal amount equal to the Funding (110% of the Funding in the case of Auctus); the payment of the Secured Convertible Notes shall be secured by the grant of a security interest in substantially all of the Company’s assets; the Secured Convertible Notes have the following features:
•	maturity date of three years following the Effective Date;
•	interest at the rate of 7% per annum;
•
the right of the holder to convert the indebtedness into shares of common stock of the Company (the “Common Stock”) at a price equal to the volume weighted average price for the Common Stock over the five trading days immediately preceding the conversion; and

•
mandatory conversion of all outstanding indebtedness at such time as the Common Stock is listed on the Nasdaq Capital Market or another senior exchange on the same terms as provided to investors in connection with a public offering undertaken in connection with such listing;

(b) warrants (each, a “Class A Warrant”) to purchase a number of shares of Common Stock equal to the amount of the Funding provided divided by $0.0005 (a total of 7,000,000,000 Class A Warrants in consideration of the Initial Auctus Funding and a total of approximately 697,000,000 Class A Warrants in the aggregate in consideration of the Other Funding), such Class A Warrants having an exercise price of $0.0005 per share; and

(c) warrants (each, a “Class B Warrant” and together with the Class A Warrants, the “Plan Warrants”) to purchase a number of shares of Common Stock equal to the Funding provided divided by $0.001 (a total of 3,500,000,000 Class B Warrants in consideration of the Initial Auctus Funding and a total of approximately 348,500,000 Class B Warrants in the aggregate in consideration of the Other Funding), such Class B Warrants having an exercise price of $0.001 per share.

(ii) Auctus’ DIP Obligation has been exchanged for the following:

(a) a Secured Convertible Note in the principal amount of approximately $1,349,591 (110% of the DIP Obligation);
(b) a Class A Warrant to purchase 2,453,802,480 shares of Common Stock; and
(c) a Class B Warrant to purchase 1,226,901,240 shares of Common Stock (as to which 84,344,369 shares of Common Stock have been exercised on a net exercise basis, pursuant to the terms of the Class B Warrant, with respect to the issuance of 81,796,200 shares of Common Stock).
In addition, Auctus shall be entitled to receive a Secured Convertible Note, a Class A Warrant and a Class B Warrant in exchange for its allowed DIP Costs and allowed Plan costs in a manner in which the DIP Obligation was treated.
(iii) The claim arising from the secured promissory notes of the Company, dated February 20, 2020 and February 26, 2020, in the original principal amounts of $320,200.49 and $33,561.50, respectively, issued to John Desmarais (“Desmarais”) (collectively, the “Desmarais Notes”), is being treated as an allowed secured claim in the aggregate amount of $490,698.81 and is being exchanged for a Secured Convertible Note in such amount.
(iv) The claim arising from the promissory note issued in July 2017 by the Company to Desmarais in the original principal amount of $175,000 is being treated as an allowed general unsecured claim in the amount of $245,191.78 and is being satisfied and exchanged for 24,519,200 shares of Common Stock.
(v) The claim arising from the promissory note issued in June 2016 by the Company to Tuxis Trust, an entity related to Desmarais, in the original principal amount of $500,000 is being treated as follows:

(a)	$444,534.43 is being treated as an allowed general unsecured claim in such amount and exchanged for 44,453,400 shares of Common Stock; and;
(b)	$309,301.19 is being treated as an allowed secured claim in such amount and exchanged for a Secured Convertible Note in such amount.

(vi) Holders of allowed general unsecured claims (other than Auctus and the Other Lenders) are receiving shares of Common Stock (in book entry form) in an amount equal to the allowed amount of their respective claims multiplied by 100 (an aggregate 1,049,726,797 shares of Common Stock), with such shares being subject to a leak-out restriction prohibiting each holder from selling, without the consent of the Company, more than 33% of its shares during each of the three initial 30 day periods following the Effective Date.
(vii) Auctus and the Other Lenders have been issued, in respect of their allowed general unsecured claims ($3,261,819 in the case of Auctus and an aggregate of approximately $382,400 in the case of the Other Lenders), a convertible promissory note of the Company (each, an “Unsecured Convertible Note”) in the allowed amount of the claim, which Unsecured Convertible Notes have the following material features:
(a)	maturity date of three years from the Effective Date;
(b)	interest at the rate of 5% per annum;
(c)
the right of the holder to convert the indebtedness into shares of Common Stock at a price equal to the volume weighted average price for the Common Stock over the five trading days immediately preceding the conversion;

(d)
mandatory conversion of all outstanding indebtedness at such time as the Common Stock is listed on the Nasdaq Capital Market or another senior exchange on the same terms as provided to investors in connection with a public offering undertaken in connection with such listing; and

(e)
a leak-out restriction prohibiting the holder from selling, without the consent of the Company, more than 16.6% of the underlying shares received upon conversion during each of the six initial 30 day periods following the Effective Date.

(viii) The issuance of (a) the shares of Common Stock and the Unsecured Convertible Notes to the holders of allowed general unsecured claims and (b) the Secured Convertible Notes and Plan Warrants to Auctus in exchange for the DIP Obligation and any Common Stock into which those Secured Convertible Notes and those Plan Warrants may be converted is exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Bankruptcy Code Section 1145.  Such securities shall be freely transferable subject to Section 1145(b)(i) of the Bankruptcy Code.
The foregoing descriptions of the Plan, the Confirmation Order, the Secured Convertible Notes, the Unsecured Convertible Notes, the Class A Warrants and the Class B Warrants do not purport to be complete and are qualified in their entirety by reference to the texts of the Plan and the Confirmation Order, which are filed as Exhibit A to the Amended Disclosure Statement with respect to the Plan (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K for an event dated October 30, 2020) and Exhibit 2.1 to the Company’s Current Report on Form 8-K for an event dated October 30, 2020, respectively, and are incorporated herein by reference, and the texts of the forms of the Secured Convertible Note, the Unsecured Convertible Note, the Class A Warrant and the Class B Warrant, which are filed as Exhibits A, B, C and D, respectively, to the Plan Supplement (filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K for an event dated October 30, 2020) and are incorporated herein by reference.
Shares Outstanding
As of the Effective Date, there were 1,639,203,270 shares of Common Stock issued and outstanding.  Pursuant to the Plan, 1,049,726,797 shares of Common Stock are issuable in respect of allowed general unsecured claims.  In addition, an aggregate of 15,226,203,720 shares of Common Stock (subject to increase based on the antidilution protection provisions of the Plan Warrants) are issuable pursuant to the Class A Warrants and Class B Warrants issued as discussed above.  Further, an indeterminate number of shares of Common Stock are issuable upon conversion of the Secured Convertible Notes and the Unsecured Convertible Notes issued as discussed above.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
See Item 1.03 above.
Item 3.02	Unregistered Sale of Equity Securities.
See Item 1.03 above.
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) Effective as of November 16, 2020 (the Effective Date of the Plan), as contemplated by the Plan, Mark Weinreb, A. Jeffrey Radov, Paul Jude Tonna and Robert B. Catell resigned as directors of the Company and Mr. Weinreb resigned as President, Chief Executive Officer and Chairman of the Board of the Company.
(c) Effective as of the Effective Date, as contemplated by the Plan, Lance Alstodt was elected President, Chief Executive Officer, Chairman of the Board and a director of the Company and Francisco Silva, the Company’s Vice President, Research and Development, was elected a director of the Company.
Mr. Alstodt, age 50, served as Executive Vice President and Chief Strategy Officer of the Company from October 2018 to February 2020.  He is a senior healthcare executive with over 25 years of experience in the medical device, biopharmaceutical and healthcare services sectors.  In 2013, Mr. Alstodt founded and became CEO of MedVest Consulting Corporation (“MedVest”), an advisory and capital firm that was formed to focus exclusively on the healthcare industry.   Prior to Medvest, he was a career investment banker with over 20 years of experience with respect to acquisitions, leveraged buyouts, private and public financings, exclusive sales, takeover defenses, joint ventures, restructurings and general advisory services.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
(a) Pursuant to the Plan, on November 16, 2020, the Company filed a Certificate of Amendment to its Certificate of Incorporation (the “Certificate of Amendment”) pursuant to which, among other things, the number of shares of Common Stock authorized to be issued by the Company has been increased to 300,000,000,000 and the par value of the shares of Common Stock has been reduced to $0.0001 per share.  The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate of Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Forward-Looking Statements
  This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended, based on our current expectations, estimates and projections about our operations, financial condition, results of operations, and liquidity. Statements containing words such as “may,” “believe,” “anticipate,” “expect,” “intend,” “plan,” “project,” “estimate,” or similar expressions constitute forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding expectations about the timing of future financings by the Company.  Potential factors that could affect such forward-looking statements include, among others, risks and uncertainties relating to conditions that may not be satisfied for various reasons, including reasons outside of the Company’s control, the receipt of the financing from the DIP Lender provided for in the Confirmation Order as well as other financing from third parties, the trading price and volatility of the Company’s shares of Common Stock and the risks related to trading on the OTC Pink Market, and the other factors disclosed in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations  - Factors that May Affect Future Results and Financial Condition” in the Company’s most recent Annual Report on Form 10-K filed with the SEC, as updated from time to time in the Company’s subsequent filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements.  Such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that may cause actual performance and results to differ materially from those predicted or projected. Reported results should not be considered an indication of future performance. Except as required by law, the Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.
Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
3.1	Certificate of Amendment of Certificate of Incorporation of BioRestorative Therapies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: November 20, 2020	By:	/s/ Lance Alstodt
Lance Alstodt
Chief Executive Officer and President